UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019

ITC HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Issuance of METC Senior Secured Notes

On July 10, 2019, Michigan Electric Transmission Company, LLC (“METC”), an indirect wholly-owned subsidiary of ITC Holdings Corp. (the “Company”), issued $50,000,000 aggregate principal amount of its 4.65% Series B Senior Secured Notes due 2049 (the “METC Notes”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). On January 15, 2019, as previously disclosed, METC issued $50,000,000 aggregate principal amount of its 4.55% Series A Senior Secured Notes due 2049. The METC Notes were sold by METC to accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Purchase Agreement dated January 15, 2019 (the “Purchase Agreement”). METC agreed to sell the METC Notes subject to the satisfaction of certain terms and conditions provided in the Purchase Agreement.

The METC Notes were issued under METC’s first mortgage indenture (the “Mortgage Indenture”), dated as of December 10, 2003, between The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank, as trustee (the “Trustee”), as supplemented by the ninth supplemental indenture thereto, dated as of November 28, 2018, between METC and the Trustee (the “Ninth Supplemental Indenture” and, together with the Mortgage Indenture, the “METC Indenture”). The METC Notes are secured by a first mortgage lien on substantially all of METC’s real and tangible personal property equally with all other securities theretofore or thereafter issued under the Mortgage Indenture, with such exceptions as described in, and such releases as permitted by, the METC Indenture.

Interest on the METC Notes is payable semi-annually on January 10 and July 10 of each year, commencing on January 10, 2020, at a fixed rate of 4.65% per annum. METC may redeem the METC Notes, in whole or in part, in an amount not less than $5,000,000 in aggregate principal amount in the case of a partial redemption, at any time or from time to time with not less than 10 days and not more than 60 days’ prior notice at a redemption price equal to the sum of (a) 100% of the principal amount of such METC Notes, (b) accrued and unpaid interest thereon to the redemption date and (c) a make-whole amount, if any, determined using a discount rate of treasuries plus 50 basis points. METC may also redeem the METC Notes in whole on or after January 10, 2049 at a redemption price equal to the principal amount of the METC Notes plus accrued and unpaid interest thereon to the redemption date. The principal amount of the METC Notes is payable on July 10, 2049.

The METC Notes and the METC Indenture contain events of default customary for such a transaction, including, without limitation, failure to pay interest on any Security (as defined in the METC Indenture) for five days after becoming due; failure to pay principal on any Security when due; failure to comply with material covenants contained in the METC Indenture, subject to a 30-day cure period; failure to comply with other covenants contained in the METC Indenture and the other financing agreements relating to the offering of the METC Notes, subject to a 60-day cure period; material breaches of representations and warranties; defaults in respect of obligations relating to certain debt; certain unsatisfied judgments; and certain events relating to reorganization, bankruptcy and insolvency of METC. If an “Event of Default” (as defined in the METC Indenture) occurs, any holder of the Securities may accelerate its Securities (rather than all the Securities) pursuant to any payment Event of Default; the trustee or holders of 25% (in the case of a payment default) or a majority (in the case of any other default) of the outstanding principal amount of the Securities may accelerate all the Securities pursuant to any Event of Default; and all amounts are automatically accelerated pursuant to any reorganization, bankruptcy or insolvency Event of Default.

The above description of the METC Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Ninth Supplemental Indenture, a copy of which was attached to the Company’s Current Report on Form 8-K filed January 15, 2019 as Exhibit 4.50, and the Mortgage Indenture, a copy of which was attached to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 as Exhibit 4.14, each of which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Director

On July 10, 2019, the shareholder of the Company appointed Alexander I. Greenbaum as a director of the Company, effective July 10, 2019.

Eiffel Investment Pte Ltd., (“Eiffel”), an indirect shareholder of the Company, has the right to designate one director for appointment to the Board of Directors of the Company (the “Board”) pursuant to the Shareholders’ Agreement, dated October 14, 2016 (as amended or modified from time to time), by and among ITC Investment Holdings Inc., the Company, FortisUS Inc., and Eiffel (the “Shareholders’ Agreement”). Mr. Greenbaum is Eiffel’s designation to the Board pursuant to the Shareholders’ Agreement. Mr. Greenbaum does not have any family relationship with any director or executive officer of the Company.

In connection with his service as a director, Mr. Greenbaum will be compensated under the Company’s standard non-employee director compensation arrangement described in the Company’s most recent Annual Report on Form 10-K. The Board appointed Mr. Greenbaum to serve on the Audit & Risk, Governance & Human Resources, and Operations committees.

Biographical information for Mr. Greenbaum is set forth below:

Alexander I. Greenbaum, 36. Mr. Greenbaum is a Senior Vice President of Infrastructure for GIC Private Ltd. (“GIC”). Prior to rejoining GIC in May 2015, Mr. Greenbaum was an Executive Director in the Infrastructure group of UBS Investment Bank from July 2005 until May 2015. Mr. Greenbaum currently serves on the board of directors of Arrowhead ST Holdings, a crude oil pipeline operator, and HEP Catalyst InvestCo, a crude oil and natural gas gathering and processing company in the Permian Basin. He previously served on the boards of directors of Starwest Generation, an independent power producer with operations in Arizona, and Texas Transmission Holding Company.

Item 5.07  Submission of Matter to a Vote of Security Holders.

The information set forth above under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.14

First Mortgage Indenture, dated as of December 10, 2003, between Michigan Electric Transmission Company, LLC and JPMorgan Chase Bank, as trustee (incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 filed on November 2, 2006)

4.50

Ninth Supplemental Indenture, dated as of November 28, 2018, between Michigan Electric Transmission Company, LLC and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (incorporated by reference to the Company’s Current Report on Form 8-K filed on January 15, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

Date: July 12, 2019	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Senior Vice President and General Counsel